UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of EnviroStar, Inc. (the “Company”) held on November 13, 2015, the Company’s stockholders approved the EnviroStar, Inc. 2015 Equity Incentive Plan (the “Plan”). A description of the material terms and conditions of the Plan is set forth on pages 16 through 21 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 14, 2015 (the “Proxy Statement”). Such description is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, the full text of the Plan is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A form of the Notice of Grant and Restricted Stock Agreement pursuant to which restricted stock awards may be granted under the Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference. A form of the Notice of Grant and Stock Option Agreement pursuant to which stock options may be granted under the Plan is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on November 13, 2015, the following proposals were submitted to a vote of the Company’s stockholders: (i) the election of seven directors, each for a term expiring at the Company’s 2016 Annual Meeting of Stockholders; and (ii) the approval of the Plan. A summary of the voting results on such proposals is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes

Henry M. Nahmad	4,610,994	243,320	0
Michael S. Steiner	4,609,994	244,320	0
Venerando J. Indelicato	4,609,356	244,958	0
David Blyer	4,758,759	95,555	0
Alan M. Grunspan	4,758,688	95,626	0
Hal M. Lucas	4,809,459	44,855	0
Todd Oretsky	4,808,759	45,555	0

Proposal 2: Approval of EnviroStar, Inc. 2015 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,553,417	280,968	19,929	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	EnviroStar, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 14, 2015)

10.2	Notice of Grant and Restricted Stock Agreement under EnviroStar, Inc. 2015 Equity Incentive Plan

10.3	Notice of Grant and Stock Option Agreement under EnviroStar, Inc. 2015 Equity Incentive Plan

99.1	Description of EnviroStar, Inc. 2015 Equity Incentive Plan (incorporated by reference to pages 16-21 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 14, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Date: November 17, 2015
	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	EnviroStar, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 14, 2015)

10.2	Notice of Grant and Restricted Stock Agreement under EnviroStar, Inc. 2015 Equity Incentive Plan

10.3	Notice of Grant and Stock Option Agreement under EnviroStar, Inc. 2015 Equity Incentive Plan

99.1	Description of EnviroStar, Inc. 2015 Equity Incentive Plan (incorporated by reference to pages 16-21 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 14, 2015)